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                                                                  EXHIBIT 23.1

                                 [LETTERHEAD]






                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports dated February 12, 1998 and to all references to our firm included in or made a part of this registration statement on Form S-1.



                                                           ARTHUR ANDERSEN LLP


Los Angeles, California
March 23, 1998